Exhibit 21.1
List of Subsidiaries of Celanese Corporation
(As of December 31, 2022)

Name of Company	Jurisdiction
Aggregate Ownership of more than 70% (100% aggregate ownership unless otherwise indicated)
Acetate (Malta) Company Limited	Malta
Acetate Belgium Holdings B.V.	Netherlands
Acetate Belgium Holdings LLC	Delaware
Acetate Europe Coöperatief U.A.	Netherlands
Acetate Holdings LLC	Delaware
Acetate Intermediate Holdings LLC	Delaware
Acetate International LLC	Delaware
Acetate Holding Company Limited	Hong Kong
Acetate Hong Kong Holdings LLC	Delaware
Acetate Luxembourg S.à r.l.	Luxembourg
Acetate Sales U.S. Ltd.	Texas
Acetate UTP Holdings LLC	Delaware
Acetex Chimie S.A.S.	France
Advanced Elastomer Systems Limited	United Kingdom
CCC Environmental Management and Solutions GmbH & Co. KG	Germany
CCC Environmental Management and Solutions Verwaltungs-GmbH	Germany
CdwllMex S. de R.L. de C.V.	Mexico
CE Mexico Holdings LLC	Delaware
CE Receivables LLC	Delaware
Celanese (Bermuda) Acetyls Holdings Limited	Bermuda
Celanese (Bermuda) AT Holdings Limited	Bermuda
Celanese (Bermuda) EM Holdings Limited	Bermuda
Celanese (Bermuda) EM/AC GP Limited	Bermuda
Celanese (Bermuda) EM/AC L.P.	Bermuda
Celanese (Bermuda) Holdings GP Limited	Bermuda
Celanese (Bermuda) Holdings L.P.	Bermuda
Celanese (Bermuda) JV Holdings I GP Limited	Bermuda
Celanese (Bermuda) JV Holdings I L.P.	Bermuda
Celanese (Bermuda) JV Holdings II GP Limited	Bermuda
Celanese (Bermuda) JV Holdings II L.P.	Bermuda
Celanese (Bermuda) Mercury GP Limited	Bermuda
Celanese (Bermuda) Mercury L.P.	Bermuda
Celanese (Bermuda) SIP Holdings Limited	Bermuda
Celanese (China) Holding Co., Ltd.	China
Celanese (Malta) Company 2 Limited	Malta
Celanese (Malta) Company Limited	Malta
Celanese (Malta) Finance Holdings Limited	Malta
Celanese (Malta) Partnership	Malta
Celanese (Nanjing) Chemical Co., Ltd.	China
Celanese (Shanghai) International Trading Co., Ltd.	China
Celanese (Shanghai) Polymers Co., Ltd.	China
Celanese (Suzhou) Engineering Plastics Co., Ltd.	China
Celanese Acetate C.V.	Netherlands
Celanese Acetate LLC	Delaware
Celanese Acetate Holdings LLC	Delaware

Celanese Americas LLC	Delaware
Celanese Beteiligungs GmbH	Germany
Celanese BV	Belgium
Celanese Canada Holdings Limited	United Kingdom
Celanese Canada ULC	Canada
Celanese Chemicals, Inc.	Delaware
Celanese Chemicals India Private Limited	India
Celanese Chemicals S.A. (Pty) Ltd.	South Africa
Celanese Comercial S. de R.L. de C.V.	Mexico
Celanese Deutschland Holding GmbH	Germany
Celanese Emulsions Limited	United Kingdom
Celanese Emulsions Pension Plan Trustees Limited	United Kingdom
Celanese Europe B.V.	Netherlands
Celanese EVA Performance Polymers LLC	Delaware
Celanese Europe Holdings LLC	Delaware
Celanese Far East Limited	Hong Kong
Celanese Finance Company Limited	Hong Kong
Celanese Finance Holdings 2 Limited	Jersey
Celanese Foreign Holdings UK Limited	United Kingdom
Celanese France Holdings S.à r.l.	Luxembourg
Celanese Global Relocation LLC	Delaware
Celanese Holding 1, S. de R.L. de C.V.	Mexico
Celanese Holding Company Limited	Hong Kong
Celanese Holdings (Malta) 2 Limited	Malta
Celanese Holdings (Malta) Limited	Malta
Celanese Holdings UK 1 Limited	United Kingdom
Celanese Holdings UK 2 Limited	United Kingdom
Celanese Holdings UK 3 Limited	United Kingdom
Celanese Hong Kong Holdings LLC	Delaware
Celanese Hungary Kft.	Hungary
Celanese India Holdings B.V.	Netherlands
Celanese Internal Finance Limited	Hong Kong
Celanese International Corporation	Delaware
Celanese IP Germany GmbH	Germany
Celanese IP Hungary Bt.	Hungary
Celanese Japan Limited	Japan
Celanese Korea Ltd.	Korea
Celanese Ltd.	Texas
Celanese Materials México S. de R.L. de C.V.	Mexico
Celanese Mexico Holdings LLC	Delaware
Celanese Operations México S. de R.L. de C.V.	Mexico
Celanese Production Belgium BV	Belgium
Celanese Production Germany GmbH & Co. KG	Germany
Celanese Production Italy S.r.l.	Italy
Celanese Production Netherlands B.V.	Netherlands
Celanese Production Sweden AB	Sweden
Celanese Production Switzerland AG	Switzerland
Celanese Production UK Limited	United Kingdom

Celanese Property Germany GmbH & Co. KG	Germany
Celanese PTE. LTD.	Singapore
Celanese S.A.	Argentina
Celanese Sales Austria GmbH	Austria
Celanese Sales Czech Republic s.r.o.	Czech Republic
Celanese Sales France S.A.S.	France
Celanese Sales Germany GmbH	Germany
Celanese Sales Ibérica, S.L.U.	Spain
Celanese Sales Italy S.r.l.	Italy
Celanese Sales Netherlands B.V.	Netherlands
Celanese Sales UK Limited	United Kingdom
Celanese Sales U.S. Ltd.	Texas
Celanese Services Belgium BV	Belgium
Celanese Services Germany GmbH	Germany
Celanese Services Italy S.r.l.	Italy
Celanese Services UK Limited	United Kingdom
Celanese Shanghai Holdings LLC	Delaware
Celanese Singapore Acetyls Holding PTE. LTD.	Singapore
Celanese Singapore Chemical Holding PTE. LTD.	Singapore
Celanese Singapore PTE. LTD.	Singapore
Celanese Singapore VAM PTE. LTD.	Singapore
Celanese Singapore Emulsions PTE. LTD.	Singapore
Celanese Switzerland AG	Switzerland
Celanese (Thailand) Limited	Thailand
Celanese US Holdings LLC	Delaware
Celanese Ventas Mexico S. de R.L. de C.V.	Mexico
Celanese Worldwide Holdings 2 LLC	Delaware
Celanese Worldwide Holdings LLC	Delaware
Celtran, Inc.	Delaware
Celwood Insurance Company	Vermont
CELX Investments S.à r.l.	Luxembourg
CEMX Holdings LLC	Delaware
CNA Holdings LLC	Delaware
DP Polymer Products (UK) Ltd	United Kingdom
DPP Polymer Products Canada Company	Canada
DPP Polymer Products Canada Holding Inc.	Canada
Du Pont Apollo (Shenzhen) Limited	China
Du Pont China Limited	Delaware
Du Pont Kabushiki Kaisha	Japan/Delaware
DuPont (Hong Kong) Electronic Materials Limited	Hong Kong
DuPont (Korea) Inc	Korea
DuPont (Shanghai) Electronic Materials Co., Ltd.	China
DuPont (UK) Electronic Materials Limited	United Kingdom
DuPont De Nemours (Nederland) B.V.	Netherlands
DuPont Deutschland Real Estate GmbH	Germany
DuPont Deutschland Real Estate Holding GmbH	Germany
DuPont Electronic Materials Kabushiki Kaisha	Japan
DuPont Electronics Microcircuits Industries, Ltd.	Bermuda

DuPont Performance Solutions (Singapore) Pte. Ltd.	Singapore
DuPont Performance Solutions Belgium B.V.	Belgium
DuPont Performance Solutions Deutschland GmbH	Germany
DuPont Performance Solutions Limited	Taiwan
DuPont Performance Solutions Switzerland Sàrl	Switzerland
DuPont Performans Çözümleri Endüstriyel Ürünler Ticaret Limited Şirketi	Turkey
DuPont Polymer Products (Thailand) Limited	Thailand
DuPont Polymer Products, LLC	Delaware
DuPont Polymers, Inc.	Delaware
DuPont Specialty Products Austria GmbH	Austria
DuPont Trading (Shanghai) Co., Ltd.	China
DuPont Uentrop GmbH	Germany
Elwood Limited	Bermuda
FKAT LLC	Delaware
Grupo Celanese, S. de R.L. de C.V.	Mexico
Holding Softer America S. de R.L. de C.V	Mexico
Infraserv Verwaltungs GmbH	Germany
KEP Americas Engineering Plastics, LLC	Delaware
Laird 2 Limited	United Kingdom
Next Polymers Limited	India
Nutrinova Germany GmbH	Germany
Nutrinova Holdings GmbH	Germany
Nutrinova IP Germany GmbH	Germany
Nutrinova Netherlands B.V.	Netherlands
Nutrinova US LLC	Delaware
Performance Solutions do Brasil Comércio de Polímeros Ltda	Brazil
Performance Solutions Holding, Inc.	Delaware
Performance Solutions Hong Kong Company Limited	Hong Kong
Performance Solutions Japan Kabushiki Kaisha	Japan
Performance Solutions Luxembourg S.à r.l.	Luxembourg
Performance Specialty Products (India) Private Limited	India
Performance Specialty Products Argentina S.A.U.	Argentina
Performance Specialty Products Sverige AB	Sweden
PM China, Inc.	Delaware
Polymer Products France SAS	France
Polymer Products Italy S.r.l.	Italy
Polymer Solutions Ibérica S.L.U.	Spain
Polymers & Resins de México S. de R.L. de C.V.	Mexico
PP EMEA Holding 1 B.V.	Netherlands
PT Celanese Indonesia Operations	Indonesia
PT Celanese Indonesia Services	Indonesia
RIOMAVA GmbH	Germany
Santoprene Production Pensacola LLC	Delaware
Servicios Corporativos Celanese S. de R.L. de C.V.	Mexico
Shenzhen DuPont Agriscience Investment Co., Ltd.	China
Shenzhen DuPont Performance Materials Investment Co., Ltd.	China
SP Asia, LLC	Delaware
SP China, Inc.	Delaware

SP EMEA Holding 2 B.V.	Netherlands
SP India Holding 1 B.V.	Netherlands
SP International Holding 1 B.V.	Netherlands
Specialty Products Czech Republic s.r.o.	Czech Republic
Specialty Products DPP, Inc.	Delaware
Specialty Products Hungary Kft.	Hungary
Specialty Products Poland sp. z.o.o.	Poland
T&I NL Holding B.V.	Netherlands
Tenedora Tercera de Toluca S. de R.L. de C.V.	Mexico
Ticona Fortron Inc.	Delaware
Ticona LLC	Delaware
Ticona Polymers, Inc.	Delaware
Ticona Polymers Ltda.	Brazil

Aggregate Ownership of 70% or less
CTE Petrochemicals Co.[1]	Cayman Islands
DuBay Polymer GmbH[1]	Germany
DuPont Filaments Europe, BV2	Netherlands
DuPont Filaments-Americas, LLC[2]	Delaware
DuPont Hongji Films Foshan Co. Ltd.[3]	China
DuPont Teijin Films China Ltd.[4]	Hong Kong
DuPont Teijin Films Luxembourg S.A.[1]	Luxembourg
DuPont Teijin Films Netherlands B.V.[1]	Netherlands
DuPont Teijin Films UK Ltd.[1]	United Kingdom
DuPont Teijin Films US Limited Partnership[5]	Delaware
DuPont Teijin Hongji Films Ningbo Co. Ltd.[3]	China
DuPont Xingda Filaments Co Ltd[2]	China
Fairway Methanol LLC[1]	Delaware
Fortron (Shanghai) International Trading Co. Ltd.[1]	China
Fortron Industries, LLC[1]	North Carolina
Fortron China Holdings LLC[1]	Delaware
InfraServ GmbH & Co. Gendorf KG6	Germany
Infraserv GmbH & Co. Höchst KG7	Germany
InfraServ GmbH & Co. Wiesbaden KG8	Germany
Korea Engineering Plastics Co., Ltd.[1]	Korea
Kunming Cellulose Fibers Company, Limited[9]	China
National Methanol Company[10]	Saudi Arabia
Nantong Cellulose Fibers Company, Limited[11]	China
Teijin-DuPont Films, Incorporated[1]	Delaware
Toray Celanese Co., Ltd.[1]	Japan
Yncoris GmbH & Co. KG12	Germany
Zhuhai Cellulose Fibers Company, Limited[9]	China

1	Aggregate ownership is 50.00%

2	Aggregate ownership is 70%

3	Aggregate ownership is 26.01%

4	Aggregate ownership is 51%

5	Aggregate ownership is 49.93%

6	Aggregate ownership is 29.90%

7	Aggregate ownership is 31.20%

8	Aggregate ownership is 7.90%

9	Aggregate ownership is 30.00%

10	Aggregate ownership is 25.00%

11	Aggregate ownership is 30.68%

12	Aggregate ownership is 21.90%